SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 April 21, 2003

                           Lexmark International, Inc.
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            (Exact Name of Registrant as Specified in its Charter)

             Delaware                       1-14050              06-1308215
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   (State or other Jurisdiction           (Commission          (IRS Employer
      of Incorporation)                     File No.)        Identification No.)


  One Lexmark Centre Drive, 740 West New Circle Road,Lexington, Kentucky 40550
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              (Address of Principal Executive Offices)                (Zip Code)





       Registrant's telephone number, including area code: (859) 232-2000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included herein:

     99 Press Release issued by Lexmark International, Inc., dated April 21,2003.

ITEM 9.   REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99, and incorporated by reference herein, is a press release issued by Lexmark International, Inc. today announcing its first quarter 2003 financial results. This information is furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition", in accordance with interim filing guidance provided by SEC Release No. 33-8216.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LEXMARK INTERNATIONAL, INC.


                           By:    /s/ Gary E. Morin
                                  --------------------------------------
                                  Name:  Gary E. Morin
                                  Title:  Executive Vice President and Chief
                                           Financial Officer
Date: April 21, 2003

                                  EXHIBIT INDEX


Exhibits:

99    Press Release issued by Lexmark International, Inc., dated April 21, 2003.